May 2024 ZYNLONTA R/R MZL Phase 2 IIT Initial Data Exhibit 99.2

2 Forward-Looking Statements This presentation and any accompanying oral presentation have been prepared by ADC Therapeutics SA ("ADC Therapeutics“, “we” or “us”) for informational purposes only and not for any other purpose. Nothing contained in this presentation is, or should be construed as, a recommendation, promise or representation by the presenter or ADC Therapeutics or any officer, director, employee, agent or advisor of ADC Therapeutics. This presentation does not purport to be all-inclusive or to contain all of the information you may desire. Information provided in this presentation and any accompanying oral presentation speak only as of the date hereof. This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In some cases you can identify forward-looking statements by terminology such as “may”, “assumes”, “will”, “should”, “would”, “expect”, “intend”, “plan”, “anticipate”, “believe”, “estimate”, “predict”, “potential”, “seem”, “seek”, “future”, “continue”, or “appear” or the negative of these terms or similar expressions, although not all forward-looking statements contain these identifying words. Forward-looking statements are subject to certain risks and uncertainties that can cause actual results to differ materially from those described. Factors that may cause such differences include, but are not limited to: the future timing and results of the University of Miami’s investigator initiated trial for r/r MZL and the ability to obtain regulatory approval or NCCN compendia inclusion, our estimate for the MZL market opportunity, the success of the Company’s updated corporate strategy; the expected cash runway into the beginning of Q4 2025, the effectiveness of the new commercial go-to-market strategy, competition from new technologies, the Company’s ability to grow ZYNLONTA® revenue in the United States; Swedish Orphan Biovitrum AB (Sobi®) ability to successfully commercialize ZYNLONTA® in the European Economic Area and market acceptance, adequate reimbursement coverage, and future revenue from the same; approval by the NMPA of the BLA for ZYNLONTA® in China submitted by Overland ADCT BioPharma and future revenue from the same, our strategic partners’, including Mitsubishi Tanabe Pharma Corporation, ability to obtain regulatory approval for ZYNLONTA® in foreign jurisdictions, and the timing and amount of future revenue and payments to us from such partnerships; the timing and results of the Company’s or its partners’ research and development projects or clinical trials including LOTIS 5 and 7, ADCT 601 and 602 as well as IITs in FL and MZL and early research in certain solid tumors with different targets, linkers and payloads; the timing and outcome of regulatory submissions for the Company’s products or product candidates; actions by the FDA or foreign regulatory authorities; projected revenue and expenses; the Company’s ability to enter into business development or research collaboration transactions; the Company’s indebtedness, including Healthcare Royalty Management and Blue Owl and Oaktree facilities, and the restrictions imposed on the Company’s activities by such indebtedness, the ability to comply with the terms of the various agreements and repay such indebtedness and the significant cash required to service such indebtedness; and the Company’s ability to obtain financial and other resources for its research, development, clinical, and commercial activities. Additional information concerning these and other factors that may cause actual results to differ materially from those anticipated in the forward-looking statements is contained in the “Risk Factors” section of the Company's Annual Report on Form 10-K and Form 10-Q and in the Company's other periodic and current reports and filings with the U.S. Securities and Exchange Commission. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance, achievements or prospects to be materially different from any future results, performance, achievements or prospects expressed in or implied by such forward-looking statements. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this document. Forward-looking statements are based on our management’s beliefs and assumptions and on information currently available to our management. No assurance can be given that such future results will be achieved. Such forward- looking statements contained in this presentation speak only as of the date of this presentation. The Company expressly disclaim any obligation or undertaking to update these forward-looking statements contained in this presentation to reflect any change in our expectations or any change in events, conditions, or circumstances on which such statements are based unless required to do so by applicable law. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Certain information contained in this presentation relates to or is based on studies, publications, surveys, and other data derived from third-party sources and our own internal estimates and research. While we believe these third- party sources to be reliable as of the date of this presentation, we have not independently verified, and we make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third- party sources. In addition, all of the market data included in this presentation involve a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, although we believe our own internal research is reliable, such research has not been verified by any independent source.

3 Estimated 3 – 4 K 2L+ MZL patients are drug-treated in the US1; despite patients achieving durable responses, high unmet medical need remains with <30% CR for 2L+ NCCN preferred treatments2 Total addressable 2L+ MZL patient population has a potential peak market value of approximately $500 M3; Potential expansion in MZL contributes to the overall ZYNLONTA growth strategy in NHL Initial data^ from ZYNLONTA r/r MZL U of Miami Ph2 IIT in 15 patients (n total = 50) showed 13 achieved a complete response and 1 achieved a partial response; ZYNLONTA was generally well-tolerated, and safety was consistent with the known profile 2 FDA approved regimens (n = 63 – 68; CR 26 – 29%) & 5 additional preferred for 2L+ in NCCN guidelines (n = 43 – 46; CR 13 – 17%)* 2 sites currently enrolling, expanding to 5 sites to accelerate trial enrollment; ADCT plans to potentially pursue regulatory pathway and compendia in parallel as soon as sufficient data is available *Data does not include R-CHOP, R-CVP, or B-R which are included in 2L+ NCCN preferred guidelines based on 1L systemic therapy data only; ^As of the data cutoff date of March 30, 2024. Source: 1. Clarivate DRG (2022), Global Data (2017), Cerner Enviza CancerMPact (2023); 2. MAGNOLIA: ph2, single arm in r/r MZL, AUGMENT: ph3, randomized of R2 vs. R in r/r iNHL, GADOLIN: ph3 randomized of benda vs. benda + obin in r/r iNHL, ACE-LY-003: ph2, part 2 (r/r MZL cohort) of 3 part ph1b/2 study of acalabrutinib alone or in combination in B-cell NHL; 3. Assumes total addressable population and average net price for ZYNLONTA in 2030 with a CAGR of ~2% and ~3% respectively, and average cycles expected in MZL. Key Takeaways – ZYNLONTA R/R MZL Phase 2 IIT Initial Data

4 Overview of MZL Market and ZYNLONTA Study Source: 1. Clarivate DRG (2022), Global Data (2017), Cerner Enviza CancerMPact (2023); 2.NCCN guidelines; 3. MAGNOLIA: ph2, single arm in r/r MZL, AUGMENT: ph3, randomized of R2 vs. R in r/r iNHL, GADOLIN: ph3 randomized of benda vs. benda + obin in r/r iNHL, ACE-LY-003: ph2, part 2 (r/r MZL cohort) of 3 part ph1b/2 study of acalabrutinib alone or in combination in B-cell NHL; 4. Alderuccio et al., J Clin Oncol (2018), Alderuccio et al., Am J Hematol (2019). MZL Treatment and Market Overview  An estimated 3 – 4 K r/r MZL patients1 are treated with systemic anti-cancer regimens annually  NCCN preferred agents include anti-CD20-based regimens across all lines in addition to BTKis in 2L+2  CR rates are modest for 2L+ FDA approved and NCCN preferred agents (i.e., <30%)3  Clinicians continue to seek novel agents with higher CR rates and fixed treatment duration  Achievement of complete response to treatment represents the strongest predictor of positive outcomes in MZL4  The U of Miami IIT is a multi-institutional Phase 2 trial evaluating ZYNLONTA in 50 patients with r/r MZL  ZYNLONTA is administered with a fixed duration of 6 cycles; patients will be treated for 18 weeks and followed for up to 3 years with PFS and OS measured at 24 months  Based on modest CR rates from currently approved therapies, the futility threshold for ZYNLONTA in this patient population was determined to be a 31% CR rate  Initial data of ZYNLONTA in 15 patients showed 13 achieved a complete response and 1 achieved a partial response  All patients achieving responses are maintaining them as of the data cutoff on March 30 with the longest responder reaching approximately 20 months  ZYNLONTA was generally well-tolerated, and safety was consistent with the known profile Trial Design & Initial Results

5 3L+ Current MZL Treatment Landscape LoT: Line of Therapy. Source: 1. Clarivate DRG (2022), Global Data (2017), Cerner Enviza CancerMPact (2023); 2. NCCN Guidelines. LoT / Epidemiology1 Treatment Paradigm2 Anti-CD20-based regimens BTKis Anti-CD20-based regimens T-cell-mediated therapy (Axi-cel)Anti-CD20-based regimens BTKis # of treated patients per year 0.8 – 1.3 K 2L # of treated patients per year 2.2 – 3.2 K 1L # of treated patients per year 5.5 – 6.5 K Areas of Focus

6 17% 13% 62% 40% Benda + Obin1* n=46 Acalabrutinib4 n=43 CR PR 26% 29% 42% 36% Zanubrutinib2 n=68 R25 n=63 CR PR NCCN Preferred^, FDA Approved Regimens NCCN Preferred Regimens^ 68% ORR 65% ORR 79% ORR 53% ORR Zanu r tinib2 n 68 24 n 63 Be * + Obin1 n 46 Acalabrutinib3 n 43 Response Rates in Relapsed / Refractory MZL for Current NCCN Preferred Regimens with 2L+ Data Note: n = total # of MZL patients in the study; ^ Data does not include R-CHOP, R-CVP, or B-R data which are included in 2L+ NCCN preferred guidelines based on 1L systemic therapy data only; *Bendamustine mono-therapy has broad FDA approval in indolent B-cell non-Hodgkin lymphoma after R-containing regimens, however, is not specific to MZL; bendamustine combinations are not FDA approved for MZL and are guidelines only. Source: 1. GADOLIN study (randomized ph3 of B + O vs. B; total n = 396, total MZL n= 46, B+O MZL n = 27); 2. MAGNOLIA Trial (single arm, multicenter ph 2; n = 68); 3. ACE-LY-003 study (part 2 of multicenter, ph 1/2b; n = 43); 4. AUGMENT study (randomized ph3 of R2 vs. R; total n = 358, total MZL n = 63, R2 MZL n = 31, R mono MZL n = 32).

A Phase 2, Open-label, Study Evaluating Safety and Efficacy of Loncastuximab in R/R MZL

ADC THERAPEUTICS

Clinical Design



R/R MZL Previously Treated with ≥ 1 Line of Systemic Therapy
CT / MRI or FDG- PET / CT
Bone Marrow
Loncastuximab 150 µg / kg (Day 1, +/- 3)
Cycles 1 – 2
CT / MRI or FDG- PET / CT based on PET Avidity at screening
Loncastuximab 75 µg / kg (Day 1 +/-3 q 21 days)
Cycles 3 – 6
30 Days
CT / MRI or FDG- PET / CT based on PET Avidity at screening
CR by Imaging
No CR by Imaging
Confirmation by bone marrow
End of Study / Follow-up

Study Overview

- A multi-institutional study of 50 patients with r/r MZL after previous systemic treatment (clinicaltrials.gov ID: NCT05296070)
- 2 sites currently enrolling, expanding to 5 sites
- Futility analysis after 20 patients

Study Rationale

- The null hypothesis is H_0: $P \leq P_0$, and the alternative hypothesis is H_a: $P \geq P1$
- The best reported CR rate for relapsed MZL using single agent at study initiation was reported with umbralisib - 16% in 69 patients treated[1]
- Based on this estimate, under the null hypothesis, we assumed the CR rate (P) to be 16% (P_0)
- Expected a 15% increase in the CR rate, resulting in CR rate of 31% or greater. Thus, under the alternative hypothesis, the CR rate for the proposed treatment is 31% (P_1)

Source: 1. UTX-TGR-205 Study (two single-arm cohorts; total n = 710, total MZL n = 69).

7

8 Patient Baseline Characteristics from Initial Data 15 evaluable patients out of 20 enrolled patients as of 04/18/2024 *Prior lines of treatment included current standard of care including R-based regimens, systemic chemo, BTKis, and CAR-T. NBaseline Characteristics 15Number of patients 64 (48 – 80)Age, average (range), years 3:12Gender (M:F) Ethnicity 6 8 1 White non-Hispanic White Hispanic Black MZL type 11 (73%) 3 (20%) 1 (7%) EMZL, n (%) NMZL, n (%) SMZL, n (%) 15ECOG 0 – 1 Stage 2 0 3 10 I II III IV 2 (1 – 4)*N of previous line of treatment 12/3Relapsed/Refractory 8POD24 NPrevious Treatments 3 1 XRT Splenectomy Non-systemic 6 5 3 1 1 1 1 1 1 1 1 Rituximab R-CHOP BR R2 Ibrutinib Zanubrutinib Zevalin R-MVP RICE R-GemOx CAR-T Systemic

9 PR CR PD SD Patients on ZYNLONTA treatment Patient stopped treatment Patient stopped due to a toxicity  13 out of 15 patients with a CR, 1 out of 15 with a PR  9 out of 13 CRs were achieved after 2 cycles  All patients achieving responses are maintaining them as of the data cutoff Initial Efficacy Findings  ZYNLONTA was generally well-tolerated within the population and consistent with the known safety profile  One patient discontinued after cycle 4 due to a toxicity which fully resolved upon discontinuation of treatment Initial Safety Findings Initial study results from U of Miami presentation at Lymphoma Research Foundation’s 2024 MZL Scientific Workshop Data as of March 30, 2024 Pa tie nt s Time from Start (months) 5 10 15 20 25

Advancing ZYNLONTA Development in B-Cell Lymphomas

Projected U.S. Market Value[2], 2023 5-year prevalence[3]



DLBCL
FL
MZL^
$3.1b[2], ~109 K patients
$2.6b[2], ~61 K patients
$1.4b[2], ~38 K patients
1L (~70%)
1L (~65%)
1L (~61%)
2L (~21%)
2L (~24%)
2L (~27%)
3L+ (~9%)
3L+ (~11%)
3L+ (~12%)
Proportion of patients by line-of-therapy*
DLBCL, FL & MZL account for ~60% of mature B-cell lymphomas[1]
Key:
Current Approval
Current Development Areas

Current Development Areas

- **LOTIS-5 and LOTIS-7** potential to move ZYNLONTA into **2L+ DLBCL**
  - **LOTIS-5 (ZYNLONTA + R):** 20 patient safety run-in data showed ORR of 80%, CR of 50% with no new safety signals; accelerating patient enrollment/completion expected in 2024
  - **LOTIS-7 (ZYNLONTA + BsAbs):** Dose escalation in Phase 1b trial completed with no dose-limiting toxicities and early signs of anti-tumor activity; Part 2 dose expansion initiated with ZYNLONTA in combination with glofitamab at the 120 µg/kg and 150 µg/kg dose levels in 2L+ DLBCL

- Initial IIT data suggests ZYNLONTA regimen could provide benefit in indolent lymphomas:
  - **FL 2L+ high-risk (ZYNLONTA + R):** 96% ORR, 85% CR, N=27
  - **MZL 2L+ (ZYNLONTA):** 13 achieved a complete response and 1 achieved a partial response, N = 15

*Distribution by line of therapy is based on the incident, drug-treated population; ^Internal analysis of Global Data (2017) and Clarivate DRG (2022). Source: 1. Leukemia & Lymphoma Society website; 2. Clarivate DRG (2022) and Global Data (2017); 3. Cerner Enviza CancerMPact (2023).

10

LOTIS-7 Part 1 Dose Escalation

Data as of April 19, 2024

CRS Profile

	Arm E* (ZYNLONTA + Glofit) n = 9	Arm F* (ZYNLONTA + Mosun) n = 9
Grade	n (%)	
Grade 1	2 (22%)	4 (44.4%)
Grade 2	1 (11%)	1 (11%)
Grade >3	0 (0%)	0 (0%)
Total	3 (33.3%)	5 (55.6%)

Initial Safety Findings

- Majority of CRS events were grade 1 and no CRS > grade 2 was observed
- All CRS grade 2 events responded to Tocilizumab / corticosteroids; no requirement for pressors or ICU management

Initial Efficacy Findings

- After the first investigator assessment, evidence of anti-tumor activity (complete response or partial response) was observed among the majority of patients

*Arm E: Loncastuximab + Glofitamab - obi is dosed C1D1, lonca dosed C1D2, and glofit dosed C1D8, Arm F: Loncastuximab + Mosunetuzumab - both dosed on C1D1.

11

12 LOTIS 7 Part 1 Dose Escalation Grade 3 and 4 Adverse Events Regardless of relatedness, Data as of April 19, 2024 *A patient may have more than one adverse event Total N=18 Arm F (Lonca + Mosun) N=9 Arm E (Lonca + Glofit)  N=9 Patients Treated 18 (100%) 9 (100%) 9 (100%) Patients with any grade AE 8 (88.8%)5 (55.5%)3 (33.3%)Patients with Any Grade 3/4 AE 6 (33.3%)4 (44.4%) 2 (22.2)%)Patients with Grade 3/4 Hematologic AE 1 (5.5%)01 (11.1%)Lymphopenia 4 (22.2%)3 (33.3%)1 (11.1%)Neutropenia 1 (5.5%)01 (11.1%)Thrombocytopenia 3 (16.6%)3 (33.3%)0Anemia 4 (22.2%)3 (33.3%)1 (11.1%)Patients with Grade 3/4  Non‐hematologic events 1 (5.5%)01 (11.1%)Hypertension worsened 1 (5.5%)1 (11.1%)0Bronchiectasis 1 (5.5%)1 (11.1%)0Bronchitis 1 (5.5%)1 (11.1%)0Decompensation cardiac 1 (5.5%)1 (11.1%)0Pneumonia pseudomonal 1 (5.5%)1 (11.1%)0Sepsis

13 LOTIS 7 Part 1 Dose Escalation Summary of Serious Adverse Events Regardless of relatedness, Data as of April 19, 2024 *CRS expressed as number of patients with at least 1 CRS event. 2 patients experienced multiple Grade 1 CRS events. 5 of 8 patients experiencing CRS coded SAE based on whether hospitalization required and/or prolonged. Total N=18 Arm F (Lonca + Mosun) N=9 Arm E (Lonca + Glofit)  N=9 Patients Treated 6 (33.3%)5 (55.5%)1 (5.5%)Patients with any SAE 5 (27.7) (grade 1 or 2) 4 (44.4%) (grade 1 or 2) 1 (5.5%) (grade 1) Cytokine release syndrome* Grade per ASTCT Criteria 1 (5.5%)1 (11.1%)0Sepsis 1 (5.5%)1 (11.1%)0Dyspnea 1 (5.5%)1 (11.1%)0Bronchiectasis 1 (5.5%)1 (11.1%)0Bronchitis 1 (5.5%)1 (11.1%)0Decompensation cardiac 1 (5.5%)1 (11.1%)0Pneumonia pseudomonal 1 (5.5%)1 (11.1%)0CRP increased